Investor Presentation April 2018 NASDAQ: FNJN

Safe Harbor Statement The following presentation is prepared as of March, 2018 and outlines matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectations, intentions, beliefs and projections about our future results, performance, prospects and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would,” the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance. Our actual results, performance and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation as a result of various risks, uncertainties and other factors. Important factors that could cause our actual results to differ materially from our expectations include, without limitation, our ability to execute our business plan, the outcome of pending or future enforcement actions, our ability to expand our technology portfolio, the enforceability of our patents, the continued use of our technology in the market, the development of a liquid trading market for our securities and other factors described under Item 1A, “Risk Factors,” as set forth in the Company’s Annual Report on Form 10-K filed on March 14, 2018 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. The Company will continue to file annual, quarterly and current reports, proxy statements and other information with the SEC. Forward looking statements speak only as of the dates specified in such filings or presentations. Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this presentations or that may be made elsewhere from time to time by us, or on our behalf. All forward- looking statements attributable to us are expressly qualified by these cautionary statements. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s internet website www.sec.gov and on Finjan’s web site www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges. © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 2

Finjan Highlights © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 3 Investment in Innovation Landmark Patented Technology: (1) Finjan, Inc. (2) Finjan Mobile (3) Finjan Blue Experienced Management Team Successful Licensing & Enforcement History Mobile Security Products Strong Revenue Momentum 2017 Revenues > $50M 2017 EPS at $0.90/share Solid Balance Sheet $80M in Cash as of 1Q18E Advisory Services and Cybersecurity Thought Leadership Proven Cybersecurity Innovator with Multiple Pathways Towards Future Growth

Fiscal Year 2018: Off to a Strong Start © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 4 EPS $0.02 EPS $0.90 EPS $0.02 EPS $0.90 E ROE (12%) ROE (18%) ROE 7% ROE 49% * • Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares

Global Issue © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 5 “Rome wasn’t built in a day, but data breaches frequently were. The time to compromise is almost always days or less, if not minutes or less.” – Verizon Data Breach Report 2016 64,199 Security Incidents 82 Countries Reporting 2,260 Confirmed Data Breaches 700M Compromised Records $400B Cost Quadrupled From 2013 – 2015* $1.2T Costs To Quadruple by 2019** Verizon Data Breach Investigation Report for 2016: countries represented in combined caseload * Lloyd’s of London ** Juniper Research

20 Years at the Center of Cybersecurity Finjan Technology & Patent Licensing Software & Hardware Malicious Code Research Center M86/Trustwave Merger Innovation Fund (JVP) NASDAQ: FNJN Finjan Mobile Cyberisk Advisory Services © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 6 Finjan Blue Finjan Blue +25 Patents

© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 7 IP Licensing Portfolio of landmark cybersecurity patents resulting from internal R&D, in-house product development and strategic partnerships Patents cover core functionality and features used in modern security architectures Finjan Cybersecurity Business Diversified public company focused in four areas Finjan Mobile VitalSecurity™ to protect consumer’s mobile devices from the internet’s malicious content; incorporates Finjan patented technologies Exploring protecting mobile phones in the workplace while securing personal and corporate data Cybersecurity Advisory Services CybeRisk™ Security Solutions Ltd. Based in Palo Alto with offices in Tel Aviv Risk assessment & Risk advisory services tailored to meet compliance and governance needs from “server room to the board room” Investments In Innovation $5M commitment to innovation fund managed by Jerusalem Venture Partners (JVP) Limited Partner in early-stage cybersecurity technology companies alongside Cisco, Qihoo360 and Alibaba

2022 - Beyond2018 - 20222014 - 2018 Marquee List of Licensees © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 8 20+ Licensees, >$350M in Contracted Licensing Fees, Accelerating Program Notes: Select list of licensees and defendants, IDC for market segmentations, company estimates Microsoft Secure Comp. M86 Security Trustwave Webroot McAfee $164M $200M 5+ Licensees 8 years 15+ Licensees 4 years 35% Licensed 40% In Process Websense Proofpoint Avast/AVG F5 Networks FireEye Sophos $187M 15+ Licensees 4 years 25% Untapped Est. $200M - $400M 20+ Licensees 4 years Litigation ESET Palo Alto Juniper Cisco Zscaler Licensing Undisclosed licensing pipeline, 20+ companies ? ? ? ? ? 2005 - 2013 Private Company / Public Company Market Segments: Endpoint Web Gateway Network Security Web Application Security

Finjan v. FireEye (CAND-4:13-cv-03133) Settled SEC Form 8K January 2, 2018 Finjan v. Symantec (CAND–3:14-cv-02998) Finjan v. Blue Coat (CAND-5:13-cv-03999) (CAND-5:15-cv-03295) Settled SEC Form 8K March 1, 2018 and March 19, 2018 SDCA Judge Bencivengo Markman completed Germany Nullity (validity): November 2018 SDCA Trial scheduled for February 4, 2019 NDCA Judge Freeman Willfulness reinstated Markman: June 15, 2018 Trial: June 1, 2020 NDCA Judge Hamilton All IPR’s resolved, Stay still in place pending appeals NDCA Judge Freeman Case initiated August 4, 2017 Markman: October 12, 2018 Trial: May 3, 2021 NDCA Haywood Gilliam Case initiated August 16, 2017 NDCA William Alsup Case initiated September 29, 2017 Mini-trial on liability ”Shootout:” July 26, 2018 NDCA Jon Tigar Case initiated on December 5, 2017 NDCA Judge TBD Case Initiated on March 21, 2018 Select Litigation Catalysts 9 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

10

Durable Cybersecurity Patent Portfolio

80% Success Rate in Defeating Administrative Challenges at the USPTO and PTAB

99% Patent Claims Remain Unchanged

"The "behavior-based" approach to virus scanning was pioneered by Finjan and is disclosed in the '844 patent's specification."
~ Circuit Judge Dyk, CAFC, Case No. 2016-2520, Decision, January 2018

"Comb through records of intellectual property disputes in the cybersecurity market and one name comes up again and again….Finjan Holdings Inc."
~ Bloomberg

"Finjan patents ranked #4 of "patent owners that had their patents challenged in petitions for IPR, CBM or PGR Review in 2015."
~ Docket Navigator

"Sophos was hit by a $15 million infringement verdict in a case brought by publicly traded Finjan Holdings, Inc., The latest development in a litigation campaign that has stretched on for over a decade."
~ RPX

"Finjan shows patent owner can prevail at IPR institution stage"
~ Practicing Law Institute

"The Symantec settlement has at the very least validated the strength of [Finjan's] IP."
~ IAM

"USPTO rulings on Finjan patents strengthen cases against Blue Coat Systems and others"
~ ThePatentInvestor

"Finjan wins big patent victory as USPTO denies institution on 6 Symantec IPR petitions"
~ IP Watchdog

© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

VitalSecurityVPNTM – User Adoption Growing © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED • >500K installs in less than 6 months • Over 100k registered users captured for a 20% conversion rate: installs to registered users • Expanded to more than 35 locations WW • 4.5 star rating in Google Play Store 11

VitalSecurityVPNTM - Roadmap © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED • Collect in-app data on consumer behavior to enhance performance • Data Use • Location • Add in-app messaging and alerts to increase conversion to paid subscribers • Auto-connect VPN when connected to unsecured networks • Promotions and alternative pricing models • Chrome/Safari/Firefox Extensions for Tracker Blocking and Malware Scanning 12

CybeRisk Advisory Services 13 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED Australian Embassy Israel Risk Assessment & Risk Advisory Services – Attack and penetration testing – Risk and oversight – Threat intelligence – Defense optimization – Thought leadership

Strong Cash Position; Sustained Revenue Growth © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 14 • Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares EPS $0.02 EPS $0.90 ROE (12%) ROE (18%) ROE 7% ROE 49% * E

Investor Summary © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 15 22,516, 833 Current Cash Key Statistics (as of March 27, 2018) Ticker FNJN (NASDAQ) Stock Price $3.14 52-Week Trading Range $1.51 - $4.06 Market Cap $87.0M 2017 EPS $0.90 Common Shares Outstanding 27.7M Current Cash $80M (Estimate 1Q18) Preferred Shares Outstanding 0 (Retired 1Q18) Debt $0

Contact Us © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED 16 www.finjan.com Vanessa Winter Director of Investor Relations Finjan Holdings, Inc. 650-282-3245 vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 @FinjanHoldings Linkedin.com/company/finjan Facebook.com/FinjanHoldings